UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22334

Western Asset Global Corporate Defined Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-888-777-0102

Date of fiscal year end:	October 31

Date of reporting period:	July 31, 2012

ITEM 1.                                                  SCHEDULE OF INVESTMENTS

WESTERN ASSET GLOBAL CORPORATE
DEFINED OPPORTUNITY FUND INC.

FORM N-Q

JULY 31, 2012

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited)

July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 94.2%
CONSUMER DISCRETIONARY — 14.3%
Auto Components — 0.9%
Europcar Groupe SA	11.500%	5/15/17	175,000	EUR	$197,018	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	785,000	EUR	690,592	(a)
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	1,420,000	EUR	1,904,413	(a)
Total Auto Components					2,792,023
Automobiles — 0.1%
Fiat Finance & Trade Ltd. SA, Senior Notes	6.125%	7/8/14	146,000	EUR	180,448
Diversified Consumer Services — 0.3%
Dignity Finance PLC, Secured Bonds	6.310%	12/31/23	506,851	GBP	986,024	(a)
Hotels, Restaurants & Leisure — 1.8%
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,000,000		1,087,500
MGM Resorts International, Senior Notes	11.375%	3/1/18	1,000,000		1,160,000
Mitchells & Butlers Finance PLC, Secured Notes	5.965%	12/15/25	545,947	GBP	938,212
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	1,000,000		1,035,000	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,000,000		1,157,500
Total Hotels, Restaurants & Leisure					5,378,212
Household Durables — 0.8%
Norcraft Cos. LP/Norcraft Finance Corp., Senior Secured Notes	10.500%	12/15/15	2,500,000		2,562,500	(b)
Media — 9.1%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	2,030,000		2,225,387	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,570,000		1,781,950	(b)
Comcast Corp., Senior Notes	5.700%	7/1/19	1,800,000		2,189,596	(b)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	1,000,000		1,095,000	(a)
Daily Mail & General Trust PLC, Senior Bonds	5.750%	12/7/18	1,280,000	GBP	2,111,606
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	1,730,000		2,235,560	(b)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,000,000	EUR	1,091,980	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	920,000		1,068,350
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	684,000		530,100	(a)
Pearson PLC, Senior Bonds	7.000%	10/27/14	1,200,000	GBP	2,106,389
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	870,000		1,115,857
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,500,000		2,040,525	(b)
United Business Media Ltd., Notes	5.750%	11/3/20	1,500,000		1,568,473	(a)(b)
UPC Holding BV, Senior Secured Notes	9.750%	4/15/18	310,000	EUR	415,752	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	1,000,000	EUR	1,261,160	(a)
Videotron Ltee, Senior Notes	7.125%	1/15/20	2,000,000	CAD	2,151,369	(a)(c)
Vivendi SA, Senior Notes	4.750%	7/13/21	1,300,000	EUR	1,730,299
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	750,000	EUR	1,010,466	(a)
Total Media					27,729,819
Multiline Retail — 0.1%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	180,000		170,775
Specialty Retail — 1.2%
Edcon Proprietary Ltd., Senior Notes	3.912%	6/15/14	960,000	EUR	1,080,783	(a)(d)
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	300,000	EUR	354,355	(a)
Gap Inc., Senior Notes	5.950%	4/12/21	2,250,000		2,380,307	(b)
Total Specialty Retail					3,815,445
TOTAL CONSUMER DISCRETIONARY					43,615,246
CONSUMER STAPLES — 6.8%
Food & Staples Retailing— 1.2%
CVS Caremark Corp., Senior Notes	6.125%	9/15/39	1,000,000		1,320,595	(b)
Tesco PLC, Senior Notes	6.125%	2/24/22	1,200,000	GBP	2,298,330
Total Food & Staples Retailing					3,618,925

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Food Products — 1.0%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	700,000	GBP	$1,138,651	(a)
Campofrio Food Group SA, Senior Notes	8.250%	10/31/16	530,000	EUR	650,482	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	360,000	EUR	449,034	(a)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	801,000		947,183
Total Food Products					3,185,350
Personal Products — 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	760,000		756,200	(a)
Tobacco — 4.4%
Altria Group Inc., Senior Notes	9.700%	11/10/18	2,600,000		3,713,042	(b)
BAT International Finance PLC, Senior Notes	4.875%	2/24/21	1,450,000	EUR	2,154,417
Imperial Tobacco Finance PLC, Senior Notes	8.375%	2/17/16	1,150,000	EUR	1,743,968
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	2,305,000		2,909,698	(b)
Reynolds American Inc., Senior Notes	6.750%	6/15/17	2,340,000		2,829,715	(b)
Total Tobacco					13,350,840
TOTAL CONSUMER STAPLES					20,911,315
ENERGY — 12.1%
Energy Equipment & Services— 0.1%
Parker Drilling Co., Senior Notes	9.125%	4/1/18	300,000		323,250
Oil, Gas & Consumable Fuels— 12.0%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	1,370,000		1,738,071	(b)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	1,720,860		1,931,665	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,650,000		2,145,000	(b)
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	1,000,000		1,299,637	(b)
Enterprise Products Operating LLC, Senior Notes	6.500%	1/31/19	1,290,000		1,581,393	(b)
Indo Energy Finance BV, Senior Notes	7.000%	5/7/18	470,000		475,875	(a)
KazMunayGas Finance Sub BV, Senior Notes	8.375%	7/2/13	980,000		1,036,203	(a)
KazMunayGas Finance Sub BV, Senior Notes	11.750%	1/23/15	675,000		821,023	(a)
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	1,180,000		1,486,211	(b)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	310,000		346,605	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,860,000		2,152,597	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	750,000		869,250	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	910,000		1,171,579
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	760,000		957,825
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	2,590,000		3,256,925	(a)
Petronas Capital Ltd.	5.250%	8/12/19	700,000		817,508	(a)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,780,000		2,078,805	(a)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,500,000		1,695,000
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	2,280,000		2,815,800	(a)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes	5.500%	9/30/14	1,050,000		1,135,417	(a)
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	1,000,000		1,105,000
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	4,150,000		4,938,500	(a)
Williams Partners LP, Senior Notes	5.250%	3/15/20	610,000		704,387	(b)
Total Oil, Gas & Consumable Fuels					36,560,276
TOTAL ENERGY					36,883,526
FINANCIALS — 25.6%
Capital Markets — 2.7%
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	6/1/43	1,300,000		932,178	(b)(d)
Goldman Sachs Group Inc.	5.500%	10/12/21	600,000	GBP	896,852
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	2,700,000	EUR	3,140,388
Merrill Lynch & Co. Inc., Senior Notes	7.750%	4/30/18	800,000	GBP	1,458,258
UBS AG London, Senior Notes	6.375%	7/20/16	1,050,000	GBP	1,870,651
Total Capital Markets					8,298,327

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Commercial Banks — 13.3%
Australia & New Zealand Banking Group Ltd., Subordinated Notes	5.125%	9/10/19	1,250,000	EUR	$1,689,852
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	850,000		869,125	(a)
BBVA International Preferred SA Unipersonal	9.100%	10/21/14	400,000	GBP	434,267	(d)(e)
Commonwealth Bank of Australia, Subordinated Notes	5.500%	8/6/19	1,200,000	EUR	1,640,781
Credit Agricole SA, Junior Subordinated Notes	7.875%	10/26/19	400,000	EUR	399,772	(d)(e)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	2,530,000		2,239,050	(a)(d)(e)
Fortis Bank SA/NV, Junior Subordinated Notes	4.625%	10/27/14	1,900,000	EUR	1,760,321	(a)(d)(e)
Fortis Bank SA/NV, Senior Subordinated Notes	5.757%	10/4/17	1,200,000	EUR	1,557,967
HSBC Capital Funding LP, Junior Subordinated Bonds	5.369%	3/24/14	1,900,000	EUR	2,256,873	(d)(e)
ING Bank NV, Subordinated Notes	6.875%	5/29/23	2,850,000	GBP	4,566,678	(d)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,000,000		910,634	(a)(b)
Intesa Sanpaolo SpA, Subordinated Notes	8.375%	10/14/19	450,000	EUR	457,367	(d)(e)
Matalan Finance Ltd., Senior Notes	9.625%	3/31/17	66,000	GBP	76,056	(a)
National Australia Bank Ltd., Subordinated Notes	6.750%	6/26/23	2,750,000	EUR	3,735,612	(d)
National Capital Trust I	5.620%	12/17/18	266,000	GBP	353,990	(a)(d)(e)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	1,997,000		2,564,831	(a)(d)(e)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	90,000		95,504	(a)(b)(d)(e)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	4,000,000		4,031,984
Royal Bank of Scotland PLC, Senior Notes	5.375%	9/30/19	1,300,000	EUR	1,744,187
Santander Finance Preferred SA Unipersonal, Subordinated Bonds	11.300%	7/27/14	350,000	GBP	489,044	(d)(e)
Santander Issuances SAU, Notes	5.911%	6/20/16	2,000,000		1,852,180	(a)(b)
Skandinaviska Enskilda Banken AB, Subordinated Notes	9.250%	3/31/15	450,000	EUR	593,822	(d)(e)
Societe Generale, Subordinated Notes	9.375%	9/4/19	1,550,000	EUR	1,853,720	(d)(e)
Standard Chartered Bank, Subordinated Notes	5.875%	9/26/17	1,250,000	EUR	1,704,837	(a)
Standard Chartered Bank, Subordinated Notes	7.750%	4/3/18	1,000,000	GBP	1,857,685
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	9/17/12	760,000		755,250	(d)(e)
Total Commercial Banks					40,491,389
Consumer Finance — 2.2%
American Express Co., Subordinated Debentures	6.800%	9/1/66	1,820,000		1,940,575	(b)(d)
SLM Corp., Medium-Term Notes	8.000%	3/25/20	1,880,000		2,119,700	(b)
SLM Corp., Medium-Term Notes, Senior Notes	5.050%	11/14/14	2,400,000		2,510,623	(b)
Total Consumer Finance					6,570,898
Diversified Financial Services — 3.7%
Bank of America Corp., Senior Notes	6.500%	8/1/16	110,000		124,294
Citigroup Inc., Senior Notes	7.375%	9/4/19	1,300,000	EUR	1,970,056
FCE Bank PLC, Senior Notes	5.125%	11/16/15	900,000	GBP	1,499,271
General Electric Capital Corp., Subordinated Bonds	5.500%	9/15/67	940,000	EUR	1,098,747	(a)(d)
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,200,000		1,267,920	(b)(d)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	3,000,000		3,506,250	(b)
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	1,130,000		1,193,562	(b)
MUFG Capital Finance 4 Ltd., Junior Subordinated Bonds	5.271%	1/25/17	550,000	EUR	721,553	(d)(e)
Total Diversified Financial Services					11,381,653
Insurance — 3.7%
American International Group Inc., Senior Notes	8.250%	8/15/18	1,200,000		1,482,054	(b)
Aviva PLC, Subordinated Notes	5.250%	10/2/23	1,300,000	EUR	1,583,573	(d)
AXA SA, Junior Subordinated Notes	5.777%	7/6/16	500,000	EUR	485,061	(d)(e)
AXA SA, Junior Subordinated Notes	6.463%	12/14/18	2,000,000		1,752,500	(a)(d)(e)
ELM BV	5.252%	5/25/16	550,000	EUR	599,743	(d)(e)
Farmers Insurance Exchange, Subordinated Notes	8.625%	5/1/24	1,295,000		1,719,677	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Insurance — continued
Generali Finance BV, Junior Subordinated Bonds	5.317%	6/16/16	500,000	EUR	$432,793	(d)(e)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	300,000		343,500	(a)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Subordinated Bonds	5.767%	6/12/17	500,000	EUR	569,060	(d)(e)
QBE Insurance Group Ltd., Senior Notes	6.125%	9/28/15	550,000	GBP	942,217	(a)
Travelers Cos. Inc., Senior Notes	5.350%	11/1/40	1,150,000		1,474,716	(b)
Total Insurance					11,384,894
TOTAL FINANCIALS					78,127,161
HEALTH CARE — 2.8%
Health Care Equipment & Supplies — 0.2%
Ontex IV SA, Senior Notes	9.000%	4/15/19	430,000	EUR	465,583	(a)
Health Care Providers & Services — 2.2%
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	450,000	GBP	633,216	(a)
Humana Inc., Senior Notes	7.200%	6/15/18	2,700,000		3,269,832	(b)
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	1,000,000		1,165,000
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	1,350,000		1,670,443	(b)
Total Health Care Providers & Services					6,738,491
Pharmaceuticals — 0.4%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,070,000	EUR	1,356,023	(a)
TOTAL HEALTH CARE					8,560,097
INDUSTRIALS — 6.9%
Airlines — 3.7%
BAA SH PLC, Senior Secured Notes	7.125%	3/1/17	950,000	GBP	1,538,461
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	3,127,933		3,425,086
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	4,430,000		4,629,350	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,500,000		1,552,500	(a)
United Airlines, Pass-Through Trust, Senior Secured Notes	10.400%	11/1/16	80,085		91,401	(b)
Total Airlines					11,236,798
Building Products — 0.2%
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	454,000	EUR	560,696	(a)
Commercial Services & Supplies— 0.6%
Republic Services Inc., Senior Notes	5.250%	11/15/21	1,450,000		1,730,081	(b)
Construction & Engineering— 0.5%
Odebrecht Finance Ltd., Senior Notes	7.000%	4/21/20	1,450,000		1,616,750	(a)
Electrical Equipment — 0.3%
Telenet Finance III Luxembourg S.C.A., Senior Secured Notes	6.625%	2/15/21	800,000	EUR	1,026,153	(a)
Marine — 0.1%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	259,000		246,050	(a)(c)(f)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	179,000		176,315	(a)
Total Marine					422,365
Professional Services — 0.2%
ISS Financing PLC, Senior Secured Bonds	11.000%	6/15/14	560,000	EUR	735,188	(a)
Road & Rail — 0.8%
FirstGroup PLC, Senior Bonds	8.125%	9/19/18	1,150,000	GBP	2,197,518
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	150,000	EUR	191,481	(a)
Total Road & Rail					2,388,999
Transportation — 0.5%
CMA CGM, Senior Notes	8.500%	4/15/17	1,000,000		595,000	(a)
CMA CGM, Senior Notes	8.875%	4/15/19	1,100,000	EUR	784,995	(a)
Total Transportation					1,379,995
TOTAL INDUSTRIALS					21,097,025

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
INFORMATION TECHNOLOGY — 0.9%
Communications Equipment — 0.7%
Brocade Communications Systems Inc., Senior Secured Notes	6.625%	1/15/18	2,000,000		$2,095,000	(b)
Software — 0.2%
Lawson Software Inc., Senior Notes	10.000%	4/1/19	620,000	EUR	793,362	(a)
TOTAL INFORMATION TECHNOLOGY					2,888,362
MATERIALS — 8.0%
Chemicals — 1.1%
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	606,000	EUR	641,235	(a)
Solutia Inc., Senior Notes	8.750%	11/1/17	1,500,000		1,702,500
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	1,100,000	EUR	1,160,574	(a)
Total Chemicals					3,504,309
Construction Materials — 0.3%
HeidelbergCement AG, Senior Notes	8.500%	10/31/19	610,000	EUR	875,322
Containers & Packaging — 0.4%
Beverage Packaging Holdings Luxembourg II SA, Senior Notes	9.500%	6/15/17	200,000	EUR	236,237	(a)
Suzano Trading Ltd., Senior Notes	5.875%	1/23/21	970,000		938,475	(a)
Total Containers & Packaging					1,174,712
Metals & Mining — 5.1%
CSN Resources SA, Senior Bonds	6.500%	7/21/20	1,100,000		1,196,250	(a)
Evraz Group SA, Notes	8.875%	4/24/13	460,000		480,815	(a)
Evraz Group SA, Notes	9.500%	4/24/18	450,000		487,125	(a)
Evraz Group SA, Notes	6.750%	4/27/18	930,000		897,450	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	1,380,000		1,590,450	(a)
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	1,000,000		1,043,750
New World Resources NV, Senior Bonds	7.375%	5/15/15	530,000	EUR	647,221	(a)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,680,000		1,956,422	(b)
Vale Overseas Ltd., Notes	6.250%	1/23/17	670,000		771,483	(b)
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,146,000		2,849,618
Vale Overseas Ltd., Notes	6.875%	11/21/36	340,000		410,661	(b)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,570,000		1,636,725	(a)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	260,000		264,550	(a)
Xstrata Finance Canada Ltd., Senior Notes	5.250%	6/13/17	950,000	EUR	1,347,566
Total Metals & Mining					15,580,086
Paper & Forest Products— 1.1%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	1,220,000		1,458,394	(b)
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	1,500,000		1,020,000	(g)
PE Paper Escrow GmbH, Senior Secured Notes	11.750%	8/1/14	640,000	EUR	842,578	(a)
Total Paper & Forest Products					3,320,972
TOTAL MATERIALS					24,455,401
TELECOMMUNICATION SERVICES — 10.1%
Diversified Telecommunication Services— 7.4%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	260,000		150,800	(a)
Axtel SAB de CV, Senior Notes	9.000%	9/22/19	373,000		216,340	(a)
British Telecommunications PLC, Senior Bonds	8.500%	12/7/16	1,200,000	GBP	2,370,755
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	2,000,000		2,177,500	(a)(b)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	1,800,000		1,878,750
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	650,000		716,625	(a)
Qwest Corp., Senior Notes	6.750%	12/1/21	2,500,000		2,921,327	(b)
Sunrise Communications Holdings SA, Senior Secured Notes	8.500%	12/31/18	266,000	EUR	355,106	(a)
Sunrise Communications International SA, Senior Secured Notes	7.000%	12/31/17	224,000	EUR	296,280	(a)
Telecom Italia SpA, Senior Notes	5.375%	1/29/19	1,400,000	EUR	1,690,660
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	2,000,000		1,785,152	(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Diversified Telecommunication Services — continued
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	2,000,000		$1,801,086	(b)
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	1,150,000		1,239,125	(a)
Unitymedia GmbH, Senior Secured Notes	9.500%	3/15/21	300,000	EUR	412,491	(a)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	640,000	EUR	876,045	(a)
Vimpel Communications, Notes	6.493%	2/2/16	200,000		205,750	(a)
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	2,010,000		1,798,950	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	2,038,623	EUR	1,655,492	(a)(f)
Total Diversified Telecommunication Services					22,548,234
Wireless Telecommunication Services — 2.7%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,050,000		2,446,116	(b)
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	650,000		857,437	(b)
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	1,500,000		1,520,625
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	500,000	GBP	731,010	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	750,000		675,000	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,000,000		2,000,000	(b)
Total Wireless Telecommunication Services					8,230,188
TOTAL TELECOMMUNICATION SERVICES					30,778,422
UTILITIES — 6.7%
Electric Utilities — 2.7%
AES El Salvador Trust, Senior Notes	6.750%	2/1/16	1,000,000		1,005,000	(a)
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	123,250		143,278
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	1,680,000		1,984,920	(a)
ENW Capital Finance PLC, Notes	6.750%	6/20/15	600,000	GBP	1,052,749
Scottish & Southern Energy PLC, Senior Notes	5.750%	2/5/14	1,200,000	GBP	2,014,689
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	2,500,000		1,862,500	(a)
Total Electric Utilities					8,063,136
Gas Utilities — 0.4%
Wales & West Utilities Finance PLC, Senior Secured Bonds	5.125%	12/2/16	650,000	GBP	1,150,479	(a)
Independent Power Producers & Energy Traders — 1.7%
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	1,000,000		1,117,500	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	1,370,000		1,497,777	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	512,000		566,400	(b)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,948,589		2,114,219
Total Independent Power Producers & Energy Traders					5,295,896
Multi-Utilities — 1.9%
Centrica PLC, Senior Notes	6.375%	3/10/22	1,200,000	GBP	2,409,277
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	1,210,000		1,541,238	(a)
Veolia Environnement, Senior Notes	6.750%	4/24/19	1,200,000	EUR	1,857,293
Total Multi-Utilities					5,807,808
TOTAL UTILITIES					20,317,319
TOTAL CORPORATE BONDS & NOTES (Cost — $282,060,715)					287,633,874
ASSET-BACKED SECURITIES — 3.0%
Argent Securities Inc., 2004-W10 A2	1.026%	10/25/34	816,891		725,164	(d)
Asset Backed Funding Certificates, 2003-WMC1 M1	1.221%	6/25/33	2,043,788		1,759,740	(d)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.399%	11/15/36	789,466		578,483	(d)
Home Equity Asset Trust, 2004-8 M1	1.116%	3/25/35	641,516		556,017	(d)
National Collegiate Student Loan Trust, IO, 2004-2 AIO	9.750%	10/27/14	2,377,500		118,875	(c)
Park Place Securities Inc., 2004-WCW1 M2	0.926%	9/25/34	1,900,000		1,736,478	(d)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
ASSET-BACKED SECURITIES — continued
Residential Asset Mortgage Products Inc., 2003-RZ5 A7	4.970%	9/25/33	1,781,923		$1,833,395
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	334,820		340,317	(d)
Soundview Home Equity Loan Trust, 2005-3 M2	1.026%	6/25/35	306,392		290,098	(d)
Structured Asset Securities Corp., 2002-HF1 A	0.826%	1/25/33	1,317,609		1,130,422	(d)
TOTAL ASSET-BACKED SECURITIES (Cost — $8,779,756)					9,068,989
COLLATERALIZED MORTGAGE OBLIGATIONS— 2.8%
ARM Trust, 2004-5 4A1	5.151%	4/25/35	868,064		853,525	(d)
Bear Stearns ARM Trust, 2005-12 24A1	5.484%	2/25/36	92,771		70,499	(d)
Credit Suisse Mortgage Capital Certificates, 2009-3R 25A1	3.016%	7/27/36	463,047		459,083	(a)(d)
Greenwich Capital Commercial Funding Corp., 2006-GG7 AM	6.070%	7/10/38	1,500,000		1,600,736	(d)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	336,815		339,948	(a)
Harborview Mortgage Loan Trust, 2004-10 4A	2.912%	1/19/35	416,200		416,454	(d)
JPMorgan Mortgage Trust, 2005-A5 1A2	3.335%	8/25/35	1,900,000		1,694,138	(d)
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.339%	4/25/31	1,959,333		1,706,058	(d)
Sequoia Mortgage Trust, 2003-3 A1	0.907%	7/20/33	787,538		755,355	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-0A5 1A	0.897%	6/25/47	1,003,490		720,697	(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2007-HY4 4A1	2.478%	9/25/36	111,382		83,061	(d)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $8,282,824)					8,699,554
SOVEREIGN BONDS — 7.8%
Brazil — 1.4%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	556,000	BRL	278,776
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	7,779,000	BRL	3,931,857
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	396,000	BRL	198,938
Total Brazil					4,409,571
Chile — 0.5%
Banco del Estado de Chile, Senior Notes	4.125%	10/7/20	1,540,000		1,652,860	(a)
India — 0.6%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	1,900,000		1,790,750	(a)(d)
Malaysia — 0.2%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	2,270,000	MYR	741,595
Peru — 0.2%
Republic of Peru, Bonds	7.840%	8/12/20	1,209,000	PEN	557,448
Russia — 1.1%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	3,070,000		3,359,041	(a)
United Arab Emirates — 0.7%
MDC-GMTN B.V., Senior Notes	5.750%	5/6/14	430,000		461,370	(a)
MDC-GMTN B.V., Senior Notes	7.625%	5/6/19	1,250,000		1,603,731	(a)
Total United Arab Emirates					2,065,101
United Kingdom — 0.7%
United Kingdom Treasury Gilt, Bonds	4.500%	3/7/19	1,019,000	GBP	1,973,717
Venezuela — 2.4%
Bolivarian Republic of Venezuela	5.750%	2/26/16	5,293,000		4,684,305	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Venezuela — continued
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	3,000,000	$2,494,500
Total Venezuela				7,178,805
TOTAL SOVEREIGN BONDS (Cost — $21,957,018)				23,728,888

			SHARES
COMMON STOCKS — 0.1%
INDUSTRIALS — 0.1%
Marine — 0.1%
Horizon Lines Inc., Class A Shares (Cost - $537,954)			139,004	250,207	*

CONVERTIBLE PREFERRED STOCKS — 0.5%
FINANCIALS — 0.5%
Diversified Financial Services — 0.5%
Citigroup Inc. (Cost - $2,073,750)	7.500%		17,500	1,502,200
PREFERRED STOCKS — 0.0%
FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
Citigroup Capital XIII (Cost - $80,711)	7.875%		3,050	83,539	(d)
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $323,772,728)				330,967,251

			FACE AMOUNT †
SHORT-TERM INVESTMENTS — 8.8%
Repurchase Agreements — 8.8%
Deutsche Bank Securities Inc. repurchase agreement dated 7/31/12; Proceeds at maturity - $23,000,102; (Fully collateralized by U.S. government obligations, 1.250% due 7/15/20; Market value - $23,460,003)	0.160%	8/1/12	23,000,000	23,000,000
State Street Bank & Trust Co. repurchase agreement dated 7/31/12; Proceeds at maturity - $3,784,001; (Fully collateralized by U.S. government obligations, 0.875% due 7/31/19; Market Value - $3,860,719)	0.010%	8/1/12	3,784,000	3,784,000
TOTAL SHORT-TERM INVESTMENTS (Cost — $26,784,000)				26,784,000
TOTAL INVESTMENTS — 117.2% (Cost — $350,556,728#)				357,751,251
Liabilities in Excess of Other Assets — (17.2)%				(52,376,698)
TOTAL NET ASSETS — 100.0%				$305,374,553

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.  This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(e)	Security has no maturity date. The date shown represents the next call date.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	The coupon payment on these securities is currently in default as of July 31, 2012.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ARM	- Adjustable Rate Mortgage
BRL	- Brazilian Real
CAD	- Canadian Dollar
EUR	- Euro

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2012

GBP	- British Pound
IO	- Interest Only
MYR	- Malaysian Ringgit
OJSC	- Open Joint Stock Company
PEN	- Peruvian Nuevo Sol

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL CORPORATE DEFINED OPPORTUNITY FUND INC.

Schedule of investments (unaudited) (cont’d)

July 31, 2012

Summary of Investments by Country †
United States	36.5%
United Kingdom	12.1
Brazil	5.2
Russia	4.2
Netherlands	3.5
France	3.0
Mexico	2.5
Australia	2.2
Luxembourg	2.2
Venezuela	2.0
Spain	2.0
Italy	1.3
Qatar	1.3
Chile	1.3
United Arab Emirates	1.1
Germany	1.1
Jersey	1.1
Belgium	1.1
India	1.0
Colombia	1.0
Malaysia	1.0
Canada	1.0
Trinidad and Tobago	0.9
Cayman Islands	0.6
South Africa	0.5
Switzerland	0.5
Kazakhstan	0.5
Ireland	0.5
Bermuda	0.3
Panama	0.3
Austria	0.3
Sweden	0.2
Peru	0.2
Short-Term Investments	7.5

100.0%

†As a percentage of total investments. Please note that Fund holdings are as of July 31, 2012 and are subject to change.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on September 17, 2009 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed-income securities of varying maturities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations.  The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information

Notes to schedule of investments (unaudited) (continued)

generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$287,633,874	—	$287,633,874
Asset-backed securities	—	9,068,989	—	9,068,989
Collateralized mortgage obligations	—	8,699,554	—	8,699,554
Sovereign bonds	—	23,728,888	—	23,728,888
Common stocks	$250,207	—	—	250,207
Convertible preferred stocks	1,502,200	—	—	1,502,200
Preferred stocks	83,539	—	—	83,539
Total long-term investments	$1,835,946	$329,131,305	—	$330,967,251
Short-term investments†	—	26,784,000	—	26,784,000
Total investments	$1,835,946	$355,915,305	—	$357,751,251
Other financial instruments:
Forward foreign currency contracts	—	$5,608,783	—	$5,608,783
Total	$1,835,946	$361,524,088	—	$363,360,034

LIABILITIES

	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$60,663	—	—	$60,663
Forward foreign currency contracts	—	$59,323	—	59,323
Total	$60,663	$59,323	—	$119,986

†See Schedule of Investments for additional detailed categorizations.

Notes to schedule of investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES
Balance as of October 31, 2011	$229,800
Accrued premiums/discounts	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)(1)	10,200
Purchases	—
Sales	(240,000)
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of July 31, 2012	—
Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2012	—

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as

Notes to schedule of investments (unaudited) (continued)

an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Foreign investment risks.  The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual

Notes to schedule of investments (unaudited) (continued)

counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of July 31, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $59,323. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At July 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$22,573,527
Gross unrealized depreciation	(15,379,004)
Net unrealized appreciation	$7,194,523

At July 31, 2012, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Sell:
U.S. Treasury 10-Year Notes	8	9/12	$1,060,943	$1,077,250	$(16,307)
U.S. Treasury 30-Year Bonds	11	9/12	1,616,988	1,661,344	(44,356)
Net unrealized loss on open futures contracts					$(60,663)

Transactions in reverse repurchase agreements for the Fund during the period ended July 31, 2012 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance*	Interest Rate*	Outstanding
$73,570,412	0.98%	$83,030,489

* Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.60% to 1.08% during the period ended July 31, 2012. Interest expense incurred on reverse repurchase agreements totaled $547,304.

At July 31, 2012, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements

Barclays Capital Inc.	0.94%†	7/11/12	11/9/12	$65,000,000

† Interest rate on the reverse repurchase agreements resets daily. Interest rate disclosed is as of July 31, 2012.

On July 31, 2012, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $84,681,679.

Notes to schedule of investments (unaudited) (continued)

At July 31, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
British Pound	Morgan Stanley	200,000	$313,567	8/16/12	$(139)
British Pound	Morgan Stanley	500,000	783,917	8/16/12	193
British Pound	Morgan Stanley	100,000	156,783	8/16/12	254
British Pound	Morgan Stanley	3,000,000	4,703,503	8/16/12	(11,711)
Euro	Morgan Stanley	100,000	123,064	8/16/12	(1,374)
Euro	Morgan Stanley	150,000	184,596	8/16/12	(3,723)
Euro	Morgan Stanley	900,000	1,107,576	8/16/12	(36,256)
Euro	Morgan Stanley	250,000	307,660	8/16/12	(6,120)
Euro	Morgan Stanley	100,000	123,064	8/16/12	243
					(58,633)
Contracts to Sell:
British Pound	Citibank, N.A.	250,000	391,959	8/16/12	11,151
British Pound	Morgan Stanley	15,801,741	24,774,511	8/16/12	795,234
British Pound	UBS AG	800,000	1,254,267	8/16/12	38,293
Canadian Dollar	Morgan Stanley	2,000,000	1,993,574	8/16/12	29,939
Euro	Citibank, N.A.	550,000	676,852	8/16/12	38,379
Euro	Morgan Stanley	50,033,123	61,572,746	8/16/12	4,257,334
Euro	UBS AG	5,271,247	6,487,006	8/16/12	437,763
					5,608,093
Net unrealized gain on open forward foreign currency contracts					$5,549,460

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at July 31, 2012.

	Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$(60,663)	—	—	$(60,663)
Foreign Exchange Risk	—	$5,608,783	$(59,323)	5,549,460
Total	$(60,663)	$5,608,783	$(59,323)	$5,488,797

During the period ended July 31, 2012, the volume of derivative activity for the Fund was as follows:

Average market value
Futures contracts (to sell)	$2,639,028
Forward foreign currency contracts (to buy)	4,092,526
Forward foreign currency contracts (to sell)	104,585,532

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”).  ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.                                                  CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Global Corporate Defined Opportunity Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	September 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	September 26, 2012

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	September 26, 2012